                                                                 Exhibit 10.3(b)

                 SECOND AMENDMENT TO THE 5 YEAR CREDIT AGREEMENT

                FOURTH AMENDMENT TO THE 364 DAY CREDIT AGREEMENT

                  AMENDMENT (this "Amendment"), dated as of April 25, 1999, among NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), NABISCO, INC., a New Jersey corporation (the "Borrower"), and the lending institutions party to the 5 Year Credit Agreement referred to below and the 364 Day Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the 5 Year Credit Agreement.

                             W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower and various lending institutions (the "5 Year Banks") are parties to a Credit Agreement, dated as of October 31, 1996 (as amended, modified and supplemented to the date hereof, the "5 Year Credit Agreement");

                  WHEREAS, Holdings, the Borrower and various lending institutions (the "364 Day Banks", and together with the 5 Year Banks, the "Banks") are parties to a Credit Agreement, dated as of October 31, 1996 (as amended, modified and supplemented to the date hereof, the "364 Day Credit Agreement" and, together with the 5 Year Credit Agreement, the "Credit Agreements");

                  WHEREAS, Holdings, the Borrower and the 5 Year Banks wish to enter into the amendments with respect to the 5 Year Credit Agreement as herein provided;

                  WHEREAS, Holdings, the Borrower and the 364 Day Banks wish to enter into the amendments with respect to the 364 Day Credit Agreement as herein provided;

                  NOW, THEREFORE, it is agreed:

I. AMENDMENTS TO THE 5 YEAR CREDIT AGREEMENT.

                  1. The definition of "Change of Control" appearing in Section 10 of the 5 Year Credit Agreement is hereby amended by inserting the text "RJRN Holdings," immediately after the text "other than" appearing in clause (b) of said definition.

                  2. The definition of "RJRN Agreements" appearing in Section 10 of the 5 Year Credit Agreement is hereby amended by inserting the text ", as the same may be amended, modified, supplemented or replaced to give effect to (x) the transfer of ownership of all of the capital stock of Holdings from RJRN to RJRN Holdings and (y) the spin-off of all of the capital stock of RJRN to the shareholders of RJRN Holdings, all on terms and in a manner satisfactory to the SMA" at the end of said definition.

II. AMENDMENTS TO THE 364 DAY CREDIT AGREEMENT.

                  1. The definition of "Change of Control" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the text "RJRN Holdings," immediately after the text "other than" appearing in clause (b) of said definition.

                  2. The definition of "RJRN Agreements" appearing in Section 10 of the 364 Day Credit Agreement is hereby amended by inserting the text ", as the same may be amended, modified, supplemented or replaced to give effect to
(x) the transfer of ownership of all of the capital stock of Holdings from RJRN to RJRN Holdings and (y) the spin-off of all of the capital stock of RJRN to the shareholders of RJRN Holdings, all on terms and in a manner satisfactory to the SMA" at the end of said definition.

III.  MISCELLANEOUS PROVISIONS

                  1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agreements contained in Section 6 of each Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default (as defined in each Credit Agreement), in each case on the Amendment Date (as defined below), both before and after giving effect to this Amendment.

                  2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of either Credit Agreement or any other Credit Document (as defined in each Credit Agreement).

                  3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

                  4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5. This Amendment shall become effective as of the date first written above on the date (the "Amendment Date") when (i) each of the Credit Parties, (ii) 5 Year Banks constituting Required Banks under the 5 Year Credit Agreement and (iii) 364 Day Banks constituting Required Banks under the 364 Day Credit Agreement, shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036,
Attention: Ms. Deloris Taylor (Facsimile No.: (212) 354-8113).

                                      * * *

                                      -2-